================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                            Science & Technology Fund
--------------------------------------------------------------------------------
                                December 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
SCIENCE & Technology Fund
-------------------------
     *    Technology  stocks  ended the year down  sharply from their highs last spring.
     * Returns for the 6- and 12-month periods ended December 31, 2000, were well behind the S&P 500 and mixed versus the Lipper index for similar funds.
     * The portfolio is broadly diversified across the primary segments of the technology sector, led by semiconductors and communications.
     * We are focusing the fund in areas that will facilitate innovation and productivity over the next three to five years.
     * Stock valuations are now more appealing than a year ago, and we believe the conditions are now in place for reasonable growth in tech stocks in 2001.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================

FELLOW SHAREHOLDERS
-------------------
     After surging during the early part of 2000, technology stocks corrected sharply as the year progressed, finishing down 30% to 35% for the year and approximately 50% from their peak in March. The broad S&P 500 Index suffered its worst decline since 1977, falling more than 9%, while the technology-heavy Nasdaq Composite Index had its worst year ever, shedding in excess of 39%.

     *****************************************************
     PERFORMANCE COMPARISON
     ----------------------
     Periods Ended 12/31/00        6 Months      12 Months
     ----------------------        --------      ---------
     Science & Technology Fund      -32.36%        -34.19%
     S&P 500 Index                   -8.72          -9.11
     Lipper Science & Technology
        Fund Index                  -35.99         -30.27
     *****************************************************

     Your fund finished the year with a loss of 34.19%, well behind the unmanaged Standard & Poor's 500 Stock Index and slightly off the pace of the Lipper Science & Technology Fund Index. While performance relative to our peer funds improved during the second half of the year, we take little pride in the fund's absolute performance during this period. We are especially disappointed to report the fund's first negative annual performance in almost a decade.

YEAR-END DISTRIBUTION
---------------------
     Your Board of Directors declared a long-term capital gain distribution of $6.25 per share and a short-term capital gain distribution of $1.03. The distributions were paid on December 14, 2000, to shareholders of record on December 12. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2000 tax purposes.

     As a fellow shareholder in the fund, I share your displeasure with incurring a considerable tax obligation in a year of significant negative returns. Despite our efforts to minimize this year's distributions, the combination of substantial profit-taking during the first half of 2000, the sector's extreme volatility throughout the year, and the severe decline during the fourth quarter constrained our ability to mitigate this year's capital gains.

MARKET ENVIRONMENT
------------------
     The stock market suffered through a punishing year, with every major index finishing down. For the first time in a while, value stocks significantly outpaced growth stocks. Fears about economic recession, the debacle surrounding the presidential election, and an avalanche of earnings disappointments all weighed heavily on stocks in the latter stages of the year.


     A year ago in our letter to shareholders, we wrote: "Thus, we find the environment for technology stocks in a rather precarious situation. While fundamentals are extremely strong, the recovery has been extraordinary, valuations are at record levels, and sentiment is ebullient. Should business conditions deteriorateNeven modestly and perhaps only temporarily-the sector could experience a turbulent and meaningful correction."

     **********************
     The semiconductor
     industry quickly
     downshifted from
     capacity constraints
     to oversupply.
     **********************

     Unfortunately, this very dynamic played out during the latter stages of 2000. As we moved into the summer, coordinated interest rate hikes across the globe began to affect global economic growth, slowing purchases of information technology by both businesses and consumers. Saturation and technology transition issues moderated growth in the important personal computer and wireless industries. The semiconductor industry quickly downshifted from capacity constraints to oversupply. As investors refocused on traditional metrics of value such as earnings, cash flow, and return on invested capital, the financing funnel for pure play dot-coms and emerging communications carriers constricted, forcing these companies to restrain spending on information technology. With these "rabbits" at least temporarily out of the race, there was less pressure on established businesses to spend in order to keep pace. Accordingly, fundamentals-growth dynamics, profit trends, business visibility-across the technology sector decayed as the year ended.

     With valuations at such extreme levels and sentiment still euphoric, the reality of weakening fundamentals sent the technology sector into a rapid and severe descent. From the peak levels achieved in March, technology stocks suffered two significant corrections in the span of nine months. Over this time, technology stocks were essentially cut in half, wiping out the strong gains made during the first quarter and resulting in the worst year of technology stock performance in memory. There was really no place to hide: computers or communications; hardware, software, or semiconductors; large-cap or small-cap-no segment was spared.

     Encouragingly, the severe correction we experienced in 2000 brought valuation levels back to more appropriate levels. While absolute valuations remain high compared with historical norms, they are appreciably lower than year-ago levels. Furthermore, relative to the broader market as measured by the S&P 500, valuations are approaching historical averages. Hence, although valuations remain stretched in select segments of technology and may, at least temporarily, fall below historical averages, we believe much of the sector-specific valuation risk has dissipated.

     Obviously, investor sentiment toward technology has cooled considerably, shifting from euphoric to pessimistic over the course of the year. Tributes to dot-coms have morphed into obituaries about "dot-bombs," while entrepreneurial riches have been transformed into embarassing margin calls. Aggressive day-trading is once again viewed as a costly exercise in financial futility, and short interest on both the NYSE and Nasdaq stands at record levels. (High levels of short-selling, which is a bet that stocks will fall, are viewed conversely as a bullish indicator.) Gallows humor fills the hallways of investor conferences, and technology investors universally fear company commentary on first-half 2001 prospects. Such negative sentiment may be regarded as a long-term bullish sign.

PORTFOLIO REVIEW
----------------
     The fund remains broadly diversified across the primary segments of the technology sector. Stocks of semiconductor components, communication equipment, and software companies each represent upwards of 15% of the portfolio and together comprise more than 60% of assets. In keeping with our operating philosophy of remaining fully invested, reserves stood at 2% of fund assets. The fund's concentration remains fairly consistent, with the 10 largest holdings making up over 36% of portfolio assets.

     **************************************************
     SECTOR DIVERRSIFICATION - Pie chart
     -----------------------
     Semiconductors                                 34%
     Communications                                 32%
     Software                                       15%
     Hardware                                       14%
     Information Services                            3%
     Reserves                                        2%
     **************************************************

     During the past six months, no particular segment contributed positively to fund performance, with communications-both equipment and services-faring the worst. For the year, only semiconductors contributed meaningfully to returns; all of the other major technology segments generated losses. Among specific holdings, standout contributors were software giant ORACLE, optical communications equipment provider CIENA, and semiconductor vendor APPLIED MICRO CIRCUITS, the fund's best contributor. Oracle was up over the first six months, while the other three stocks added value in both the 6- and 12-month periods. Obviously, in a year of significant losses, the fund had an expansive array of underachievers. Simplifying the situation somewhat, software stocks hurt performance during the first half, while communications stocks depressed results in the second half. Overall, standout laggards included communications carriers WORLDCOM and EXODUS COMMUNICATIONS, software vendors MICROSOFT and BMC SOFTWARE, and optical components vendor SDL.

     Given the severe correction in technology stocks during the past six months, we would like to take the unusual step of sharing some thoughts about our near-term portfolio strategy. In the current environment of deteriorating near-term technology company fundamentals, we are extending our investment horizon out to, and beyond, 2002. Accordingly, we will use the heightened market volatility and stock price pressure to laser focus the fund in those areas that we believe will facilitate innovation and productivity over the next three to five years: Internet infrastructure, broadband communications, proprietary semiconductors, and outsourcing.

     **********************
     We believe that in a
     few years we will look
     back on the current
     environment as an
     excellent opportunity
     to restructure the
     fund for continued
     long-term success.
     **********************

     The shift in technology's center of gravity from computing to communications is the most meaningful transition since host-based computing yielded to the personal computer and client-server computing more than a decade ago. We believe that in a few years we will look back on the current environment as an excellent opportunity to restructure the fund for continued long-term success. Accordingly, significant purchases during the previous six months included new positions in CORNING, SIEBEL SYSTEMS, and SDL. Additionally, we added to existing positions in VERISIGN and KLA-TENCOR. In contrast, during the period we eliminated MICROSOFT, WORLDCOM, NORTEL NETWORKS, and DELL COMPUTER.


     Given that the technology sector's center of gravity has shifted to communications from computing, we modified our portfolio presentation at the beginning of 2001. The new look should provide a more detailed and informative view of fund holdings.

OUTLOOK
-------

     The Federal Reserve's inflation-fighting campaign, which began in June 1999, has succeeded in slowing the economy to the point where the Fed is now more worried about the increasing risk of a recession. Indeed, Fed Chairman Alan Greenspan recently stated that economic risks are weighted mainly toward weakness in the foreseeable future, and the Fed took the unusual step of cutting the key fed funds rate half a point in early January, between its regularly scheduled meetings. Signs of a slowing economy are evident in softening labor markets, disappointing retail sales, waning consumer confidence, and moderating consumer spending. We believe the Fed will continue to ease during the first half of 2001.

     ***********************
     We believe the Fed will
     continue to ease during
     the first half of 2001.
     ***********************

     Although we now have three of the necessary requirements for a sustained recovery in place-an accommodative Fed, more reasonable valuations, and ne gative investor sentiment-we lack a catalyst to reinvigorate the technology sector. We believe that such a catalyst could come from two sources: some improvement in the global macro- economic situation or improving technology company fundamentals. While it is probable that neither catalyst is likely to manifest itself before the second half of 2001, stocks should anticipate their impact, benefiting investors in our sectors.

     One final comment to the many shareholders who may have just joined the fund in 2000: while suffering a substantial short-term paper loss is indeed disappointing, remember that, historically, this asset class has withstood the test of time, offering superior returns to investors who have made this fund part of their core, longer-term investment strategy. Despite the severe underperformance of technology stocks this calendar year, and even assuming you had the misfortune of investing in the fund at the four worst times since its inception 14 years ago-in October 1987 before the crash, in July 1990 before the Gulf War, in October 1997 before the Asian Crisis, and in April 1998 before the debt crisis-you still would have outperformed the S&P 500 as of December 31, 2000.

     Maintaining a long-term perspective is the key to overriding periods of turbulence such as the one just experienced. We remain optimistic about the long-term prospects for your fund.

     As always, we appreciate your continued support.

Respectfully submitted,
Charles A. Morris

/s/

President of the fund and chairman of its Investment Advisory Committee

January 18, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.
================================================================================

T. Rowe Price Science & Technology Fund
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/00
                                                                      ----------
Nokia                                                                    4.5%
--------------------------------------------------------------------------------
Applied Micro Circuits                                                   4.3
--------------------------------------------------------------------------------
Cisco Systems                                                            3.9
--------------------------------------------------------------------------------
Texas Instruments                                                        3.9
--------------------------------------------------------------------------------
Analog Devices                                                           3.7
--------------------------------------------------------------------------------

Electronic Arts                                                          3.7
--------------------------------------------------------------------------------
SDL                                                                      3.4
--------------------------------------------------------------------------------
Oracle                                                                   3.0
--------------------------------------------------------------------------------
VeriSign                                                                 2.9
--------------------------------------------------------------------------------
Flextronics International                                                2.9
--------------------------------------------------------------------------------

Xilinx                                                                   2.9
--------------------------------------------------------------------------------
EMC                                                                      2.7
--------------------------------------------------------------------------------
Altera                                                                   2.7
--------------------------------------------------------------------------------
Vodafone                                                                 2.6
--------------------------------------------------------------------------------
Sun Microsystems                                                         2.6
--------------------------------------------------------------------------------

Solectron                                                                2.5
--------------------------------------------------------------------------------
QUALCOMM                                                                 2.5
--------------------------------------------------------------------------------
Maxim Integrated Products                                                2.5
--------------------------------------------------------------------------------
Ariba                                                                    2.2
--------------------------------------------------------------------------------
LSI Logic                                                                2.1
--------------------------------------------------------------------------------

CIENA                                                                    2.1
--------------------------------------------------------------------------------
KLA-Tencor                                                               2.1
--------------------------------------------------------------------------------
Exodus Communications                                                    2.1
--------------------------------------------------------------------------------
Corning                                                                  2.0
--------------------------------------------------------------------------------
Colt Telecom Group                                                       1.9
--------------------------------------------------------------------------------
Total                                                                   71.7%

Note: Table excludes reserves.
================================================================================
T. Rowe Price Science & Technology Fund
---------------------------------------
PORTRFOLIO HIGHLIGHTS
---------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

     6 Months Ended 12/31/00

     TEN LARGEST PURCHASES                   TEN LARGEST SALES
     ---------------------                   -----------------
     Microsoft *                             Microsoft **
     SDL *                                   CIENA
     Corning *                               Dell Computer **
     LSI Logic *                             WorldCom **
     Dell Computer                           Nortel Networks **
     VeriSign                                Analog Devices
     WorldCom                                Ariba
     Sycamore Networks *                     Applied Micro Circuits
     Siebel Systems *                        Oracle
     KLA-Tencor                              QUALCOMM

   * Position added
  ** Position eliminated
================================================================================

T. Rowe Price Science & Technology Fund
---------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     ***********************************************************
       S&P 500          Lipper Science &            Science &
     Stock Index      Technology Fund Index      Technology Fund
     -----------      ---------------------      ---------------
        10000                 10000                   10000
        13047                 14500                   16017
        14041                 15918                   19021
        15456                 19396                   23633
        15660                 21210                   27364
        21545                 29386                   42559
        26491                 34359                   48614
        35330                 37051                   49445
        45427                 54442                   70387
        54986                116461                  141472
        49977                 81205                   93103
     ***********************************************************

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/00           1 Year     3 Years     5 Years     10 Years
----------------------          -------     -------     -------     --------
Science & Technology Fund       -34.19%      23.48%      16.95%       25.00%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Science & Technology Fund
---------------------------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------
SCIENCE & TECHNOLOGY SHARES
---------------------------
                                   Year
                                  Ended
                               12/31/00   12/31/99  12/31/98  12/31/97  12/31/96
                               --------   --------  --------  --------  --------
NET ASSET VALUE
---------------
Beginning of period           $ 63.71    $ 37.67   $ 27.26   $ 29.71   $ 29.12
--------------------------------------------------------------------------------
Investment activities
 Net investment income(loss)    (0.29)     (0.09)    (0.18)    (0.12)    (0.09)
 Net realized and
 unrealized gain(loss)         (20.57)     36.85     11.58      0.54      4.28
--------------------------------------------------------------------------------
 Total from
 investment activities         (20.86)     36.76     11.40      0.42      4.19
--------------------------------------------------------------------------------
Distributions
 Net realized gain              (7.28)    (10.72)    (0.99)    (2.87)    (3.60)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                 $ 35.57    $ 63.71   $ 37.67   $ 27.26   $ 29.71
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*                  (34.19)%   100.99%    42.35%     1.71%    14.23%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets               0.86%      0.87%     0.94%     0.94%     0.97%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      (0.55)%    (0.26)%   (0.61)%   (0.44)%   (0.33)%
--------------------------------------------------------------------------------
Portfolio turnover rate        134.1%     128.0%    108.9%    133.9%    125.6%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)              $ 8,892   $ 12,271   $ 4,696   $ 3,538   $ 3,292
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Science & Technology Fund
---------------------------------------
                                                               December 31, 2000
PORTFOLIO OF INVESTMENTS
------------------------
                                                     Shares/Par         Value
                                                     ----------         -----
                                                             In thousands
COMMON STOCKS  98.0%
--------------------
INFORMATION SERVICES  2.9%
--------------------------
E-COMMERCE  2.9%
VeriSign *                                           3,850,000   $   285,381
--------------------------------------------------------------------------------
Total Information Services                                           285,381
                                                                 ------------
SEMICONDUCTORS  33.7%
---------------------
SEMICONDUCTOR COMPONENTS  26.6%
Altera *                                            10,000,000       263,438
--------------------------------------------------------------------------------
Analog Devices *                                     7,000,000       358,313
--------------------------------------------------------------------------------
Applied Micro Circuits *                             5,500,000       413,359
--------------------------------------------------------------------------------
Broadcom *                                           1,000,000        84,031
--------------------------------------------------------------------------------
Cypress Semiconductor *                              6,000,000       118,125
--------------------------------------------------------------------------------
LSI Logic *                                         12,000,000       205,080
--------------------------------------------------------------------------------
Maxim Integrated Products *                          5,000,000       238,906
--------------------------------------------------------------------------------
QUALCOMM *                                           3,000,000       246,469
--------------------------------------------------------------------------------
Texas Instruments                                    8,000,000       379,000
--------------------------------------------------------------------------------
Xilinx *                                             6,000,000       277,875
--------------------------------------------------------------------------------
                                                                   2,584,596
                                                                 ------------

SEMICONDUCTOR EQUIPMENT  7.1%
Applied Materials *                                  4,000,000       152,750
--------------------------------------------------------------------------------
ASM Lithography *                                    6,000,000       135,000
--------------------------------------------------------------------------------
Cognex * +                                           2,700,000        59,569
--------------------------------------------------------------------------------
KLA-Tencor *                                         6,000,000       202,312
--------------------------------------------------------------------------------
Novellus Systems *                                   4,000,000       143,375
--------------------------------------------------------------------------------
                                                                     693,006
                                                                 ------------
Total Semiconductors                                               3,277,602
                                                                 ------------
COMMUNICATIONS  31.6%
---------------------
COMMUNICATION EQUIPMENT  21.3%
CIENA *                                              2,500,000       203,437
--------------------------------------------------------------------------------
Cisco Systems *                                     10,000,000       382,500
--------------------------------------------------------------------------------
Corning                                              3,600,000   $   190,125
--------------------------------------------------------------------------------
JDS Uniphase *                                       3,000,000       124,875
--------------------------------------------------------------------------------
Juniper Networks *                                   1,000,000       126,125
--------------------------------------------------------------------------------
Newport                                              1,000,000        78,594
--------------------------------------------------------------------------------
Nokia ADR                                           10,000,000       435,000
--------------------------------------------------------------------------------
Oni Systems *                                        2,300,000        91,066
--------------------------------------------------------------------------------
SDL *                                                2,250,000       333,773
--------------------------------------------------------------------------------
Sycamore Networks *                                  2,700,000       101,166
--------------------------------------------------------------------------------
                                                                   2,066,661
                                                                 ------------

COMMUNICATION SERVICES  10.3%
China Mobile (Hong Kong) (HKD) *                    10,000,000        54,617
--------------------------------------------------------------------------------
China Mobile (Hong Kong) ADR *                       2,000,000        54,250
--------------------------------------------------------------------------------
Colt Telecom Group (GBP) *                           8,500,000       183,025
--------------------------------------------------------------------------------
Exodus Communications *                             10,000,000       199,688
--------------------------------------------------------------------------------
Sprint PCS *                                         4,000,000        81,750
--------------------------------------------------------------------------------
Vodafone                                             7,000,000       250,687
--------------------------------------------------------------------------------
XO Communications *                                 10,000,000       178,438
--------------------------------------------------------------------------------
                                                                   1,002,455
                                                                 ------------
Total Communications                                               3,069,116
                                                                 ------------
HARDWARE  14.0%
---------------
PERIPHERALS  3.3%
EMC *                                                4,000,000       266,000
--------------------------------------------------------------------------------
McDATA *                                             1,000,000        54,781
--------------------------------------------------------------------------------
                                                                     320,781
                                                                 ------------
SYSTEMS  2.6%
Sun Microsystems *                                   9,000,000       250,594
--------------------------------------------------------------------------------
                                                                     250,594
                                                                 ------------
CONTRACT MANUFACTURING  8.1%
Flextronics International *                         10,000,000       285,000
--------------------------------------------------------------------------------
Sanmina *                                            1,750,000       134,149
--------------------------------------------------------------------------------
SCI Systems *                                        4,600,000       121,325
--------------------------------------------------------------------------------
Solectron *                                          7,300,000   $   247,470
--------------------------------------------------------------------------------
                                                                     787,944
                                                                 ------------
Total Hardware                                                     1,359,319
                                                                 ------------

SOFTWARE  14.9%
---------------
ENTERPRISE SOFTWARE  10.0%
Ariba *                                              4,000,000       214,625
--------------------------------------------------------------------------------
NetIQ *                                              1,700,000       148,484
--------------------------------------------------------------------------------
Oracle *                                            10,000,000       290,625
--------------------------------------------------------------------------------
Siebel Systems *                                     2,650,000       179,124
--------------------------------------------------------------------------------
VERITAS Software *                                   1,600,000       140,050
--------------------------------------------------------------------------------
                                                                     972,908
                                                                 ------------
CONSUMER AND MULTI MEDIA SOFTWARE  4.9%
Electronic Arts * +                                  8,400,000       358,312
--------------------------------------------------------------------------------
Intuit *                                             3,000,000       118,219
--------------------------------------------------------------------------------
                                                                     476,531
                                                                 ------------
Total Software                                                     1,449,439
                                                                 ------------
Total Miscellaneous Common Stocks  0.9%                               81,970
                                                                 ------------
Total Common Stocks (Cost  $10,387,338)                            9,522,827
                                                                 ------------

CONVERTIBLE PREFERRED STOCKS  0.2%
----------------------------------
AllAdvantage *                                       1,239,670           747
--------------------------------------------------------------------------------
idealab! (Series D) *                                1,000,000        20,000
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $107,500)                   20,747
                                                                 ------------
SHORT-TERM INVESTMENTS  3.1%
----------------------------
Money Market Funds  3.1%
Government Reserve Investment Fund, 6.34%, #+      303,576,761       303,577
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $303,577)                        303,577
                                                                 ------------

Total Investments in Securities
 101.3% of Net Assets (Cost $10,798,415)                         $ 9,847,151

 Other Assets Less Liabilities                                      (126,193)
                                                                 ------------
 NET ASSETS                                                      $ 9,720,958
                                                                 ------------
   # Seven-day yield
   + Affiliated company
   * Non-income producing
 ADR American Depository Receipt
 GBP British sterling
 HKD Hong Kong dollar

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Science & Technology Fund
---------------------------------------
                                                               December 31, 2000
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
In thousands

ASSETS
Investments in securities, at value
 Affiliated companies (cost $751,550)                           $    721,458
 Other companies (cost $10,046,865)                                9,125,693
                                                                 ------------
 Total investments in securities                                   9,847,151
Other assets                                                          96,586
                                                                 ------------
Total assets                                                       9,943,737

LIABILITIES
Total liabilities                                                    222,779
                                                                 ------------
NET ASSETS                                                      $  9,720,958
----------                                                       ------------
NET ASSETS CONSIST OF:
Accumulated net realized gain/loss - net of distributions       $   (440,970)
Net unrealized gain (loss)                                          (951,270)
Paid-in-capital applicable to 273,348,279 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                   11,113,198
                                                                 ------------
NET ASSETS                                                      $  9,720,958
----------                                                       ------------

NET ASSET VALUE PER SHARE
-------------------------
Science & Technology shares
($8,891,934,492/250,018,571 shares outstanding)                 $      35.57
                                                                 ------------
Science & Technology Advisor Class shares
($829,023,623/23,329,708 shares outstanding)                    $      35.54
                                                                 ------------

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Science & Technology Fund
---------------------------------------
STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                        Year
                                                                       Ended
                                                                    12/31/00
                                                                 ------------
INVESTMENT INCOME (LOSS)
------------------------
Income
 Interest (including $22,262 from affiliated companies)         $     37,027
 Dividend                                                              5,531
                                                                 ------------
 Total income                                                         42,558
                                                                 ------------
Expenses
 Investment management                                                89,979
 Shareholder servicing
   Science & Technology shares                                        22,817
   Science & Technology Advisor Class shares                             457
 Distribution--Science & Technology Advisor Class shares               1,094
 Registration                                                          1,451
 Prospectus and shareholder reports
   Science & Technology shares                                           866
   Science & Technology Advisor Class shares                               -
 Custody and accounting                                                  585
 Legal and audit                                                          41
 Directors                                                                29
 Miscellaneous                                                            83
                                                                 ------------
 Total expenses                                                      117,402
 Expenses paid indirectly                                                (85)
                                                                 ------------
 Net expenses                                                        117,317
                                                                 ------------
Net investment income (loss)                                         (74,759)
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
Net realized gain (loss)
 Securities                                                          804,346
 Foreign currency transactions                                        (2,891)
                                                                 ------------
 Net realized gain (loss)                                            801,455
                                                                 ------------
Change in net unrealized gain or loss on securities
 Securities                                                       (5,867,077)
 Other assets and liabilities
 denominated in foreign currencies                                        (6)
                                                                 ------------
Change in net unrealized gain or loss                             (5,867,083)
                                                                 ------------
Net realized and unrealized gain (loss)                           (5,065,628)
                                                                 ------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $ (5,140,387)
                                                                 ------------

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Science & Technology Fund
---------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                         Year
                                                        Ended
                                                     12/31/00       12/31/99
                                                  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------
Operations
 Net investment income (loss)                    $    (74,759)  $    (18,136)
 Net realized gain (loss)                             801,455      2,299,852
 Change in net unrealized gain or loss             (5,867,083)     3,341,332
                                                  ------------   ------------
 Increase (decrease) in
  net assets from operations                       (5,140,387)     5,623,048
                                                  ------------   ------------
Distributions to shareholders
 Net realized gain
   Science & Technology shares                     (1,563,660)    (1,713,649)
   Science & Technology Advisor Class shares         (144,641)             -
                                                  ------------   ------------
 Decrease in net assets from distributions         (1,708,301)    (1,713,649)
                                                  ------------   ------------

Capital share transactions *
 Shares sold
   Science & Technology shares                      6,297,536      3,840,762
   Science & Technology Advisor Class shares        1,306,306              -
 Distributions reinvested
   Science & Technology shares                      1,524,085      1,676,543
   Science & Technology Advisor Class shares          144,384              -
 Shares redeemed
   Science & Technology shares                     (4,953,033)    (1,851,625)
   Science & Technology Advisor Class shares          (20,264)             -
 Increase (decrease) in net assets from
 capital share transactions                         4,299,014      3,665,680
                                                  ------------   ------------
NET ASSETS
----------
Increase (decrease) during period                  (2,549,674)     7,575,079
Beginning of period                                12,270,632      4,695,553
                                                  ------------   ------------
END OF PERIOD                                    $  9,720,958   $ 12,270,632
                                                  ------------   ------------
*Share information
   Shares sold
     Science & Technology shares                      101,943         76,475
     Science & Technology Advisor Class shares         20,216              -
   Distributions reinvested
     Science & Technology shares                       37,418         29,465
     Science & Technology Advisor Class shares          3,548              -
   Shares redeemed
     Science & Technology shares                      (81,931)       (37,992)
     Science & Technology Advisor Class shares           (434)             -
                                                  ------------   ------------
   Increase (decrease) in shares outstanding           80,760         67,948

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Science & Technology Fund
---------------------------------------
                                                               December 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of sharesNScience & Technology, offered since September 30, 1987, and Science & Technology Advisor Class, first offered on March 31, 2000. Science & Technology Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dat es of such transactions. The effect of changes in foreign exchange rates on re alized and unrealized security gains and losses is reflected as a component of such gains and losses.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CLASS ACCOUNTING The Science & Technology Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $19,860,630,000 and $17,143,652,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ************************************************************
     Undistributed net investment income            $ 74,759,000
     Undistributed net realized gain                (152,946,000)
     Paid-in-capital                                  78,187,000
     ************************************************************

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $10,798,415,000. Net unrealized loss aggregated $951,264,000 at period-end, of which $1,206,250,000 related to appreciated investments and $2,157,514,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
----------------------------------
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,968,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Science & Technology Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, Science & Technology Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and adm inistrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement acco unts invested in the fund. The fund incurred expenses pursuant to these relate d party agreements totaling approximately $18,426,000 for the year ended Decem ber 31, 2000, of which $2,035,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $22,262,000 and are reflected as interest income in the accompanying Statement of Operations.
================================================================================

T. Rowe Price Science & Technology Fund
---------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
TO THE BOARD OF DIRECTORS AND SCIENCE & TECHNOLOGY SHAREHOLDERS OF
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2001
================================================================================
T. Rowe Price Science & Technology Fund
---------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/00

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:
*       $241,358,000 from short-term capital gains
* $1,622,739,000 from long-term capital gains, subject to the 20% rate gains category.
================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 7 a.m. to midnight ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES
--------------------------
TELE*ACCESS[REGISTRATION MARK]Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

INTERNET. T ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

ACCOUNT SERVICES
----------------
CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*
-------------------
INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

TO  OPEN  AN  ACCOUNT  Call  a  shareholder  service   representative  for  more
information.

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum  Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free  Bond
Maryland Tax-Free Bond
New Jersey Tax-Free  Bond
New York  Tax-Free  Bond
Summit  Municipal  Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY  MARKET FUNDS
-------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Blue Chip Growth  Portfolio
Equity Income  Portfolio
Equity Index 500 Portfolio
Health  Sciences  Portfolio
International  Stock  Portfolio
Limited-Term  Bond Portfolio
Mid-Cap  Growth  Portfolio
New  America  Growth  Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.;
     T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states.
     The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
---------------------------------------
     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES*
------------------
     T. ROWE PRICE RETIREMENT INCOME MANAGERSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES
--------------------
Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
 Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

INSIGHTS REPORTS
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

SOFTWARE PACKAGES
T. Rowe Price Retirement Planning
 AnalyzerTM CD-ROM or diskette $19.95.
 To order, please call 1-800-541-5760.
 Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity AnalyzerTM
 CD-ROM or diskette, free. To order,
 please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE
 ANNUITY (INCOME ACCOUNT)

* Both services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment advisor. The services involve costs.
================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------
     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for
 Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual
 Funds
The Roth IRA: A Review
Tax Information for Mutual Fund
 Investors

INVESTMENT STRATEGIES
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
The Basics of International Stock
 Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income
 Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal
 Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology
 Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
Combining Individual Securities With
 Mutual Funds
Getting Started: An Introduction to
 Individual Securities
What You Should Know About Bonds
What You Should Know About Margin
 and Short-Selling
What You Should Know About Options
What You Should Know About Stocks
================================================================================
T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------

T. ROWE PRICE BROKERAGE IS A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

     INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

     RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

* Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.
================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A
WEEK By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley
Colorado Springs
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F61-050  12/31/00